UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2016

Date of reporting period:	July 1, 2016 to December 31, 2016

Item 1.           Report to Stockholders

  February 17, 2017

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2016. The Fund's net asset value (the "NAV") was $9.89 as of December 30th. The market price for the Fund's shares ended the period at $9.26, representing a market price discount of 6.4%. During the period the Fund paid dividends totaling $.7575 per share, including a special dividend of $.0975 per share. The annualized dividend yield for a share of common stock purchased on December 31, 2015 at the market price of $7.66 was 9.89%.

As of December 31st, the Fund had outstanding borrowings of $91 million through its credit facility (the "Facility") with the Bank of Nova Scotia. Throughout 2016 the amount borrowed through the Facility ranged from $76 million to $91 million depending upon the investment advisor's assessment of high yield market investment opportunities. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was approximately 1.66%. The rate the Fund is paying on the Facility is higher than it has been, due to an increase in LIBOR following the December increase in the Federal Funds rate. However, the rate still offered an attractive spread relative to the 6.94% market value-weighted average current yield on the Fund's portfolio on December 31st. The Fund's leverage contributed to approximately 23% of the common stock dividends paid in 2016.

Interest rate risk is one of the risks faced by bond investors. However, bonds react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon—the shorter the maturity and the higher the coupon, the shorter the duration. A bond with a short duration is less sensitive to changes in interest rates than a bond with a long duration. Relative to investment grade bonds of comparable maturities, high yield bonds have lower durations, resulting in less price volatility in changing interest-rate environments, although high yield bonds are more sensitive to credit risk, resulting in greater price volatility in changing economic conditions.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is and operating expenses, among other factors. Leverage magnifies the effect of price movements on the Fund's net asset value per share. The Fund's leverage increases the Fund's total return in periods of positive high yield market performance. Of course, the opposite is true in an unfavorable high yield market.

	Total Returns for the Periods Ending December 31, 2016
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	31.68%	25.47%
New America High Income Fund (NAV and Dividends)*	21.87%	22.23%
Credit Suisse High Yield Index	18.37%	14.78%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value, as the case may be, with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Commentary by T. Rowe Price Associates, Inc.
Market Review

High yield bonds closed out 2016 with impressive gains in excess of 18%, including a 2% return in the fourth quarter, as measured by The Credit Suisse High Yield Index (the "Index"). The high yield market performed well throughout the 12-month period ended December 31, 2016, with January and November being the only months of market declines during the year. Much of the fourth quarter market activity was dominated by concerns related to the U.S. election. Volatility plagued the market immediately before the election and, following Donald Trump's victory, the equity markets rallied as investors reexamined prospects for corporate earnings, economic growth, taxes, and inflation. U.S. Treasury yields rose sharply across all maturities in anticipation of stimulative fiscal policies—such as lower tax rates and increased infrastructure spending—under the incoming administration. In December, in a widely-anticipated move, the Federal Reserve announced an increase in the federal funds target rate range of 25 basis points, marking only the second rate increase since the global financial crisis.

Lower quality high yield bonds, including distressed and defaulted securities, outperformed higher quality high yield bonds throughout the year. The degree to which lower quality bonds drove market gains was unexpected. For example, BB-rated bonds gained 11% in 2016, compared to returns in excess of 30% for CCC-rated issues and returns in excess of 78.5% for defaulted bonds. Because of the lower yields and longer duration profile of BB-rated bonds, this segment of the high yield market declined in November when U.S. Treasuries sold off. In combination with the lower quality rally, bonds of metals and mining issuers, followed by energy issuers, outperformed all other industry segments throughout the year. Following major declines the prior two years, these sectors had the most to gain and traded higher from distressed levels commensurate with a rally in commodity prices. Specifically, WTI crude oil, which ended 2015 at $37 per barrel, rose to $48 in September. Uncertainty surrounding the November OPEC meeting caused oil price volatility for most of that month, but OPEC leaders emerged with a formal agreement to cut production that exceeded expectations. The price of oil rallied further, to end the year at $54 per barrel equating to a return of 45% for 2016. Measured by the Index, yield spreads tightened 95 basis points during the fourth quarter to end the year at 472 basis points over U.S. Treasuries, tighter by 275 basis points from one year earlier. The yield-to-worst on the Index ended 2016 at 6.47%, levels not achieved since 2014.

The high yield market benefited from a favorable technical backdrop. Gross new issue volume fell to $286 billion in 2016 compared to $293 billion the prior year. Unlike 2015, the majority of the new issue proceeds was used to refinance existing debt, resulting in net new issuance considerably lower than the gross amount of issuance. Energy issuers tapped the market in the latter half of the year as the oil price rally took hold. Energy companies accounted for 63% of December new issue activity. Mutual fund investors also provided support for the high yield market, as 2016 saw net inflows to mutual funds compared to net redemptions in the prior three years.

Default activity was concentrated in commodity-related sectors. In 2016, 62 companies defaulted on nearly $60 billion in debt, ranking as the fifth highest annual total on record. Energy and metals and mining companies accounted for 81% of total default volume. The majority of bankruptcies occurred in the first quarter with volume trending lower each subsequent period based on the improvement in commodity prices. The Index's 12-month par-weighted default rate ended the year at 3.3%, a decline from 4.0% the previous quarter and slightly lower than 3.4% in 2015.

Strategy Review

The dynamic market environment throughout 2016 gave active managers opportunities to reposition portfolios to take advantage of changing conditions. In response to the improving commodity backdrop, we increased the portfolio's energy allocation to 17% of total investments compared with 10.4% a year ago. Early in the year, we took advantage of opportunities to purchase fallen angels (investment-grade corporate bonds downgraded to high yield status) and relatively higher quality high yield energy bonds, making selective purchases well below par to increase exposure to the sector. Late in the third quarter we locked in gains by selling low-yielding, high dollar price, unsecured bonds in certain exploration and production credits. Additionally, at the beginning of the fourth quarter we purchased several short-dated bonds in offshore driller credits, such as Rowan, Ensco and Noble. This broader rotation during the end of the third quarter and beginning of the fourth quarter reduced duration, migrated up the capital structure and also allowed for greater price appreciation in the event of an OPEC production cut and higher oil prices in the fourth quarter. Our analysts believe the OPEC cuts will be challenging to actually implement, but that a slight overweight relative to the Index in the energy sector is warranted in the near-term. The portfolio's energy sector allocation returned 30% for the year including a 4% plus gain in the final quarter. However, relative to the Index returns of 40% for the full year and 7.5% over the last quarter, our investment strategy underperformed by not owning a number of lower-quality and distressed credits that generated significant returns.

Metals and mining credits outperformed all other high yield industries this year. Similar to our energy positioning, the investment team has increased exposure to this sector, more than doubling the allocation since December of 2015 to approximately 6% of total investments today.

Outlook

Given the asset class' relatively short duration profile, high yield bonds appear to be well positioned should the economy continue to improve and if interest rates rise gradually. The considerable support of investors' demand for income may help drive future gains, particularly within the context of low and even negative yields in many developed countries. However, it must be noted that the extended economic and credit cycle continues to age.

We believe energy and metals issuers will continue to dominate bankruptcy activity. However, an uptick in oil prices has extended the life of many of these troubled companies and the peak in default rates is likely behind us. These sectors also enjoyed a considerable run in 2016, contributing to outperformance in the overall high yield market for 2016. Gains over 17% for the year were somewhat surprising and perhaps overdone considering the number of macro-related developments that transpired. Upcoming global elections in 2017 alongside central bank policies across critical markets worldwide bring a considerable level of uncertainty, but, for now, confidence in high yield corporate bonds appears to be strong.

As always, we aim to deliver high current income while seeking to contain volatility inherent in the high yield bond market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2016	As a Percent of Total Investments*
Energy	17.01%
Cable Operators	11.44%
Financial	7.41%
Metals & Mining	6.49%
Health Care	6.05%
Services	5.52%
Wireless Communications	4.94%
Information Technology	4.20%
Gaming	4.04%
Broadcasting	2.89%
Utilities	2.78%
Other Telecommunications	2.64%
Container	2.46%
Retail	2.15%
Chemicals	2.07%
Manufacturing	2.02%
Satellites	1.89%
Aerospace & Defense	1.83%
Consumer Products	1.54%
Building & Real Estate	1.35%
Supermarkets	1.33%
Building Products	1.20%
Automotive	1.13%
Restaurants	0.95%
Entertainment & Leisure	0.94%
Forest Products	0.91%
Food/Tobacco	0.79%
Lodging	0.71%
Airlines	0.63%
Publishing	0.37%
Transportation	0.24%
Real Estate Investment Trust Securities	0.08%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.37 times.

Moody's Investors Service Ratings (1) December 31, 2016 (Unaudited)	As a Percent of Total Investments
Baa3	0.86%
Total Baa
Ba1	6.14%
Ba2	5.25%
Ba3	11.86%
Total Ba	23.25%
B1	17.35%
B2	13.70%
B3	18.81%
Total B	49.86%
Caa1	15.18%
Caa2	5.03%
Caa3	1.22%
Total Caa	21.43%
C	0.02%
Unrated	2.63%
Equity	1.95%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 134.03% (d)(f)
Aerospace & Defense — 2.50%
$3,075	Bombardier, Inc., Senior Notes, 8.75%, 12/1/21 (g)	B3	$3,252
425	Huntington Ingalls Industries, Senior Notes, 5%, 11/15/25 (g)	Ba2	442
900	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	945
450	Transdigm, Inc., Senior Subordinated Notes, 6.375%, 06/15/26 (g)	B3	462
350	Transdigm, Inc., Senior Subordinated Notes, 6.50%, 07/15/24	B3	366
300	Transdigm, Inc., Senior Subordinated Notes, 6.50%, 05/15/25	B3	314
			5,781
Airlines — .86%
1,100	American Airlines Group, Senior Notes, 5.50%, 10/01/19 (g)	B1	1,147
116	American Airlines Group, Senior Notes, 5.625%, 01/15/21 (g)	(e)	121
118	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	120
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B1	599
			1,987
Automotive — 1.56%
325	Allison Transmission, Inc., Senior Notes, 5%, 10/01/24 (g)	Ba3	328
350	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22	Ba2	346
275	Group 1 Automotive, Inc., Senior Notes, 5.25%, 12/15/23 (g)	Ba2	272
825	MPG Holdco Inc., Senior Notes, 7.375%, 10/15/22	B3	860
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$400	Penske Auto Group, Inc., Senior Subordinated Notes, 5.75%, 10/01/22	B1	$412
525	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	511
100	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B2	104
725	TI Group Auto Systems, L.L.C., Senior Notes, 8.75%, 07/15/23 (g)	Caa1	761
			3,594
Broadcasting — 3.96%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	Ba3	1,083
600	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	615
375	iHeart Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	307
450	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	Ba3	462
475	Lin Television Corporation, Senior Notes, 5.875%, 11/15/22	B3	483
925	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	833
650	Nexstar Broadcasting, Inc., Senior Notes, 5.625%, 08/01/24 (g)	B3	644
725	Outfront Media Capital LLC, Senior Notes, 5.25%, 02/15/22	B1	753
250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	260
250	Sinclair Television Group, Inc., Senior Notes, 5.875%, 03/15/26 (g)	B1	250
800	Sirius XM Radio, Inc., Senior Notes, 6%, 07/15/24 (g)	Ba3	837

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	$669
825	Tribune Media Company, Senior Notes, 5.875%, 07/15/22	B3	837
550	Univision Communications, Inc., Senior Notes, 5.125%, 02/15/25 (g)	B2	525
500	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	490
100	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	105
			9,153
Building & Real Estate — 1.70%
525	Greystar Real Estate Partners, LLC, Senior Notes, 8.25%, 12/01/22 (g)	B2	568
750	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	790
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	309
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B2	341
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B2	431
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B3	699
750	William Lyon Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	784
			3,922
Building Products — 1.65%
250	ABC Supply Company, Inc., Senior Notes, 5.75%, 12/15/23 (g)	B3	258
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$700	Cemex Finance LLC, Senior Notes, 7.75%, 04/16/26 (g)	(e)	$774
550	LSF9 Balta Issuer, S.A., Senior Notes, 7.75%, 09/15/22 (EUR)	B2	637
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	B1	284
750	Reliance Intermediate Holdings L.P., Senior Notes, 6.50%, 04/01/23 (g)	B1	788
750	RSI Home Products, Inc., Senior Notes, 6.50%, 03/15/23 (g)	B1	788
275	Springs Industries, Inc., Senior Notes, 6.25%, 06/01/21	B2	285
			3,814
Cable Operators — 15.49%
375	Altice Financing S.A., Senior Notes, 6.625%, 02/15/23 (g)	B1	386
975	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B1	1,009
2,100	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	2,174
1,825	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	1,912
2,175	Altice Luxembourg S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	2,322
300	Cable One, Inc., Senior Notes, 5.75%, 06/15/22 (g)	B1	309
575	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	587
425	CCO Holdings, LLC, Senior Notes, 5.75%, 09/01/23	B1	444
925	CCO Holdings, LLC, Senior Notes, 5.75%, 01/15/24	B1	971
1,325	CCO Holdings, LLC, Senior Notes, 5.875%, 04/01/24 (g)	B1	1,414
700	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	726
500	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	Caa1	506

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,275	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	Caa1	$2,343
1,000	Cequel Communications Holdings I, LLC, Senior Notes, 7.75%, 07/15/25 (g)	Caa1	1,106
800	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba1	872
4,550	CSC Holdings, LLC, Senior Notes, 10.125%, 01/15/23 (g)	B2	5,255
1,050	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B2	1,244
525	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	553
1,125	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	1,221
1,275	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	Ba3	1,441
550	LGE Holdco VI B.V., Senior Notes, 7.125%, 05/15/24 (g) (EUR)	B2	658
175	Netflix, Inc., Senior Notes, 5.75%, 03/01/24	B1	188
700	SFR Group S.A., Senior Notes, 6.25%, 05/15/24 (g)	B1	703
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	899
1,975	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	2,029
375	Virgin Media Finance, Plc, Senior Notes, 6%, 10/15/24 (g)	B2	383
650	Virgin Media Finance, Plc, Senior Notes, 6.375%, 04/15/23 (g)	B2	677
325	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	319
950	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	946
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	Virgin Media Secured Finance, Plc, Senior Notes, 6.25%, 03/28/29 (GBP)	Ba3	$129
700	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	718
710	WideOpenWest Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	747
625	Ziggo Bond Finance BV, Senior Notes, 6%, 01/15/27 (g)	B2	606
			35,797
Chemicals — 2.83%
175	CF Industries, Inc., Senior Notes, 5.375%, 03/15/44	Ba3	145
300	CF Industries, Inc., Senior Notes, 7.125%, 05/01/20	Ba3	327
990	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	990
450	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	461
1,425	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	B3	1,263
250	Hexion Specialty Chemicals, Inc., Senior Notes, 10%, 04/15/20	B3	248
75	Huntsman International, Senior Notes, 4.875%, 11/15/20	B1	77
650	Ineos Group Holdings S.A., Senior Notes, 5.625%, 08/01/24 (g)	B3	640
550	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	556
475	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	Caa1	479
475	Platform Specialty Products Corporation, Senior Notes, 10.375%, 05/01/21 (g)	Caa1	525
350	PQ Corporation, Senior Notes, 6.75%, 11/15/22 (g)	B2	374

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	Caa1	$464
			6,549
Consumer Products — 2.11%
575	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	487
475	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	502
300	Central Garden and Pet Company, Senior Notes, 6.125%, 11/15/23	B2	317
650	Energizer Holdings, Inc., Senior Notes, 5.50%, 06/15/25 (g)	Ba3	653
1,675	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	1,721
400	Tempur Sealy International Inc., Senior Notes, 5.50%, 06/15/26	B1	402
400	Tempur Sealy International Inc., Senior Notes, 5.625%, 10/15/23	B1	413
375	Vista Outdoor Inc. Inc, Senior Notes, 5.875%, 10/01/23	Ba3	392
			4,887
Container — 3.37%
266	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	271
1,000	ARD Finance S.A., Senior Notes, 6.625%, 09/15/23 (g) (EUR)	Caa2	1,055
1,225	ARD Finance S.A., Senior Notes, 7.125%, 09/15/23 (g)	Caa2	1,210
975	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 05/15/24 (g)	B3	1,024
275	Bormioli Rocco Holdings, Senior Notes, 10%, 08/01/18 (g) (EUR)	B3	298
700	Consolidated Container Company LLC, Senior Notes, 10.125%, 07/15/20 (g)	Caa3	716
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	$113
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa2	345
425	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B2	438
1,500	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa2	1,586
650	SIG Combibloc Holdings, Senior Notes, 7.75%, 02/15/23 (g)(EUR)	Caa1	736
			7,792
Energy — 22.15%
1,290	Alberta Energy Company, Ltd., Senior Notes, 7.375%, 11/01/31	Ba2	1,478
140	Alberta Energy Company, Ltd., Senior Notes, 8.125%, 09/15/30	Ba2	167
375	Antero Midstream Partners, Senior Note, 5.375%, 09/15/24 (g)	B1	382
475	Archrock Partners, Senior Notes, 6%, 04/01/21	B3	465
500	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	484
275	Calumet Specialty Products Partners, L.P. Senior Notes, 11.50%, 01/15/21 (g)	B2	314
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25 (g)	Ba3	536
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24 (g)	Ba3	870
350	Chesapeake Energy Corp., Senior Notes, 6.125%, 02/15/21	Caa3	341
845	Chesapeake Energy Corp., Senior Notes, 8%, 12/15/22 (g)	Caa1	910

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$400	Chesapeake Energy Corp., Senior Notes, 8%, 01/15/25 (g)	Caa3	$408
384	Comstock Resources, Inc., Senior Notes, 10%, 03/15/20	B3	395
775	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba2	801
475	Consol Energy, Inc., Senior Notes, 5.875%, 04/15/22	Caa1	465
200	Consol Energy, Inc., Senior Notes, 8%, 04/01/23	Caa1	205
1,075	Continental Resources, Senior Notes, 4.90%, 06/01/44	Ba3	914
275	Continental Resources, Senior Notes, 5%, 09/15/22	Ba3	275
900	Crestwood Midstream Partners, L.P., Senior Notes, 6.25%, 04/01/23	B1	923
475	CrownRock, L.P., Senior Notes, 7.125%, 04/15/21 (g)	B3	494
1,225	CrownRock, L.P., Senior Notes, 7.75%, 02/15/23 (g)	B3	1,320
100	DCP Midstream Operating LP, Senior Notes, 5.60%, 04/01/44	Ba1	91
300	DCP Midstream, LLC, Senior Notes, 6.45%, 11/03/36 (g)	Ba2	300
100	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	111
225	DCP Midstream, LLC, Senior Notes, 9.75%, 03/15/19 (g)	Ba2	251
700	Encana Corporation, Senior Notes, 7.20%, 11/01/31	Ba2	786
50	Energy Transfer Partners, L.P., Senior Notes, 5.875%, 01/15/24	Ba2	52
625	Ensco PLC, Senior Notes, 4.70%, 03/15/21	B1	605
625	Ensco PLC, Senior Notes, 5.20%, 03/15/25	B1	543
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$225	Ensco PLC, Senior Notes, 5.75%, 10/01/44	B1	$163
200	EP Energy LLC, Senior Notes, 8%, 11/29/24 (g)	B3	215
600	EP Energy LLC, Senior Notes, 9.375%, 05/01/20	Caa2	552
75	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B3	74
25	Ferrellgas, L.P., Senior Notes, 6.75%, 01/15/22	B3	25
175	Ferrellgas, L.P., Senior Notes, 6.75%, 06/15/23	B3	172
550	Gibson Energy, Inc., Senior Notes, 6.75%, 07/15/21 (g)	Ba2	571
800	Globe Luxembourg SCA, Senior Notes, 9.625%, 05/01/18 (g)	Caa1	772
1,900	Gulfport Energy Corporation, Senior Notes, 6.375%, 05/15/25 (g)	B2	1,919
645	Gulfport Energy Corporation, Senior Notes, 6.625%, 05/01/23	B2	676
375	Gulfport Energy Corporation, Senior Notes, 6%, 10/15/24 (g)	B2	380
70	Hess Corporation, Senior Notes, 7.125%, 03/15/33	Ba1	80
305	Hess Corporation, Senior Notes, 7.30%, 08/15/31	Ba1	353
1,430	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	1,716
400	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	398
1,250	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	1,244
1,125	Matador Resources Company, Senior Notes, 6.875%, 04/15/23	B3	1,184
875	Matador Resources Company, Senior Notes, 6.875%, 04/15/23 (g)	B3	921
150	NGL Energy Partners L.P., Senior Notes, 5.125%, 07/15/19	B2	149

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$950	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23 (g)	B2	$983
75	Noble Holding International Ltd., Senior Notes, 4.90%, 08/01/20	B1	75
250	Noble Holding International Ltd., Senior Notes, 7.20%, 04/01/25	B1	235
525	Noble Holding International Ltd., Senior Notes, 7.75%, 01/15/24	B1	494
300	Noble Holding International Ltd., Senior Notes, 8.20%, 04/01/45	B1	246
75	Nustar Logistics, L.P., Senior Notes, 4.80%, 09/01/20	Ba1	76
550	Oneok, Inc., Senior Notes, 7.50%, 09/01/23	Ba1	626
900	Pacific Exploration & Production Corporation, Senior Notes, 10%, 11/02/21 (g)	(e)	1,017
270	Pacific Exploration & Production Corporation, Senior Notes, 10%, 11/02/21	(e)	305
550	Petrobras Global Finance, Senior Notes, 6.75%, 01/27/41	B2	462
350	Petrobras Global Finance, Senior Notes, 6.875%, 01/20/40	B2	299
500	Petrobras Global Finance, Senior Notes, 8.375%, 05/23/21	B2	539
700	Petrobras Global Finance, Senior Notes, 8.75%, 05/23/26	B2	754
245	Petroleos Mexicanos, Senior Notes, 5.375%, 03/13/22 (g)	Baa3	250
95	Pride International,Inc., Senior Notes, 6.875%, 08/15/20	B1	101
520	Pride International,Inc., Senior Notes, 8.50%, 06/15/19	B1	577
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$740	QEP Resrouces, Inc., Senior Notes, 6.875%, 03/01/21	B1	$786
350	Range Resources Corporaiton, Senior Subordinated Notes, 4.875%, 05/15/25	B1	338
175	Rockies Expres Pipeline LLC, Senior Notes, 6%, 01/15/19 (g)	Ba2	184
375	Rowan Companies, Inc., Senior Notes, 4.75%, 01/15/24	B1	341
1,000	Rowan Companies, Inc., Senior Notes, 4.875%, 06/01/22	B1	940
425	Rowan Companies, Inc., Senior Notes, 7.375%, 06/15/25	B1	434
325	Sabine Pass LNG, L.P., Senior Notes, 5.75%, 05/15/24	Ba1	349
175	Sabine Pass LNG, L.P., Senior Notes, 5.875%, 06/30/26 (g)	Ba1	188
325	Sabine Pass LNG, L.P., Senior Notes, 6.25%, 03/15/22	Ba1	355
175	SESI, L.L.C., Senior Notes, 6.375%, 05/01/19	B2	175
2,025	SESI, L.L.C., Senior Notes, 7.125%, 12/15/21	B2	2,045
780	Seven Generations Energy Ltd., Senior Notes, 6.75%, 05/01/23 (g)	Ba3	833
250	Seven Generations Energy Ltd., Senior Notes, 6.875%, 06/30/23 (g)	Ba3	264
900	SM Energy Company, Senior Notes, 6.50%, 01/01/23	B3	916
1,025	Southwestern Energy Company, Senior Notes, 5.80%, 01/23/20	B1	1,057
175	Southwestern Energy Company, Senior Notes, 6.70%, 01/23/25	B1	179
43	Southwestern Energy Company, Senior Notes, 7.50%, 02/01/18	B1	45

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$600	Sunoco L.P., Senior Notes, 6.25%, 04/15/21	B1	$611
325	Sunoco L.P., Senior Notes, 6.375%, 04/01/23	B1	327
375	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	B1	372
50	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba3	48
575	Targa Resources Partners L.P., Senior Notes, 5.125%, 02/01/25 (g)	Ba3	569
800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba3	804
700	Targa Resources Partners L.P., Senior Notes, 6.75%, 03/15/24	Ba3	753
175	Tervita Escrow Corporation, Senior Notes, 7.625%, 12/01/21 (g)	B2	179
300	Tesoro Logistics, L.P., Senior Notes, 5.25%, 01/15/25	Ba3	305
175	Tesoro Logistics, L.P., Senior Notes, 6.125%, 10/15/21	Ba3	183
425	Transocean, Inc., Senior Notes, 6%, 03/15/18	Caa1	430
150	Transocean, Inc., Senior Notes, 6.50%, 11/15/20	Caa1	148
225	Transocean, Inc., Senior Notes, 6.80%, 03/15/38	Caa1	176
950	Transocean, Inc., Senior Notes, 9%, 07/15/23 (g)	B1	976
350	WPX Energy, Inc., Senior Notes, 7.50%, 08/01/20	B3	376
915	YPF Sociedad Anonima, Senior Notes, 8.50%, 03/23/21 (g)	B3	981
1,000	YPF Sociedad Anonima, Senior Notes, 8.50%, 07/28/25 (g)	B3	1,025
			51,181
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Entertainment & Leisure — 1.28%
$300	AMC Entertainment Holdings, Inc., Senior Notes, 5.875%, 11/15/26 (g)	B2	$307
125	AMC Entertainment Holdings, Inc., Senior Notes, 6.375%, 11/15/24 (g) (GBP)	B2	163
610	ClubCorp Club Operations, Inc., Senior Notes, 8.25%, 12/15/23 (g)	B3	644
225	EMI Music Publishing Group, Senior Notes, 7.625%, 06/15/24 (g)	B3	243
425	Entertainment One, Ltd. Senior Notes, 6.875%, 12/15/22 (g) (GBP)	B1	562
1,000	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	1,046
			2,965
Financial — 10.16%
450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba1	477
1,125	Alliant Holdings Intermediate, LLC, 8.25%, 08/01/23 (g)	Caa2	1,160
125	Ally Financial, Inc., Senior Notes, 5.125%, 09/30/24	Ba3	127
600	Ally Financial, Inc., Senior Notes, 5.75%, 11/20/25	(e)	599
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	Ba3	693
600	Banco Bilbao Vizcaya Argentina, S.A., Senior Notes, 7%, 12/29/49 (EUR)	(e)	605
1,000	Banco Santander S.A., Senior Notes, 6.375%, 05/29/49	Ba1	925
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B2	370
700	Citigroup, Inc. 5.95%, 12/29/49	Ba2	709
25	CNO Financial Group Inc., Senior Notes, 4.50%, 05/30/20	Ba1	26

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	$623
950	Credit Agricole S.A., Senior Notes, 6.625%, 09/29/49 (g)	Ba1	925
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,373
450	Garfunkelux Holdco 3 S.A., Senior Notes, 8.50%, 11/01/22 (g) (GBP)	B2	577
2,200	Goldman Sachs Group, Inc. 5.375%, 12/29/49	Ba1	2,228
625	HRG Group, Inc., Senior Notes, 7.875%, 07/15/19	Ba3	650
400	HSBC Holdings, plc, Senior Notes, 6.875%, 12/29/49	Baa3	422
750	Hub Holdings LLC, Senior Notes, 8.125%, 07/15/19 (g)	Caa2	749
1,100	Hub International Limited, Senior Notes, 7.875%, 10/01/21 (g)	Caa2	1,161
250	Hub International Limited, Senior Notes, 9.25%, 02/15/21 (g)	B3	257
450	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	460
1,465	JP Morgan Chase & Co. 5.30%, 12/29/49	Baa3	1,494
75	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	76
675	Navient Corporation, Senior Notes, 5%, 10/26/20	Ba3	698
450	Navient Corporation, Senior Notes, 8%, 03/25/20	Ba3	501
150	NFP Corp., Senior Notes, 9%, 07/15/21 (g)	Caa2	157
250	Ocwen Financial Group, Senior Notes, 8.375%, 11/15/22 (g)	(e)	255
675	OneMain Financial Holdings, Inc., Senior Notes, 7.25%, 12/15/21 (g)	B2	704
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$600	Quicken Loans, Inc., Senior Notes, 5.75%, 05/01/25 (g)	Ba2	$580
675	Springleaf Finance Corporation, Senior Notes, 8.25%, 12/15/20	B3	734
1,775	Standard Chartered PLC, Senior Notes, 7.50%, 12/29/49 (g)	Ba1	1,773
275	Starwood Property Trust, Senior Notes, 5%, 12/15/21 (g)	Ba3	278
1,100	USI Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	1,121
			23,487
Food/Tobacco — 1.08%
750	Dean Foods Company, Senior Notes, 6.50%, 03/15/23 (g)	B2	789
425	Lamb Western Holdings, Inc., Senior Notes, 4.625%, 11/01/24 (g)	Ba3	426
800	Minerva Luxembourg S.A., Senior Notes, 7.75%, 01/31/23 (g)	B1	839
425	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B1	443
			2,497
Forest Products — 1.24%
275	Cascades, Inc., Senior Notes, 5.50%, 07/15/22 (g)	Ba3	278
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,162
625	Mercer International, Inc., Senior Notes, 7%, 12/01/19	B1	645
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22	B1	368
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba2	416
			2,869
Gaming — 5.54%
550	Boyd Gaming Corporation, Senior Notes, 6.375%, 04/01/26 (g)	B3	590

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$850	Cirsa Funding Luxembourg S.A., Senior Notes, 5.875%, 05/15/23 (g)(EUR)	B2	$949
375	Codere Finance 2 Luxembourge S.A., Senior Notes, 6.75%, 11/01/21 (g)(EUR)	B2	401
400	Codere Finance 2 Luxembourge S.A., Senior Notes, 7.625%, 11/01/21 (g)	B2	388
875	Eldorado Resorts, Inc., Senior Notes, 7%, 08/01/23	Caa1	923
700	Great Canadian Gaming Corporation, Senior Notes, 6.625%, 07/25/22 (g) (CAD)	B1	547
1,159	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba2	1,242
1,700	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	1,823
325	Intralot Finance Luxembourg S.A. , Senior Notes, 6.75%, 09/15/21 (g) (EUR)	B1	346
325	MGM Growth Properties Operating Partnership L.P., Senior Notes, 5.625%, 05/01/24 (g)	B2	340
600	MGM Resorts International, Senior Notes, 6%, 03/15/23	B1	647
275	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g)(EUR)	B2	301
500	Scientific Games International Inc., Senior Notes, 7%, 01/01/22 (g)	Ba3	536
2,975	Scientific Games International Inc., Senior Notes, 10%, 12/01/22	Caa1	2,930
775	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.75%, 09/01/21 (g)	B1	844
			12,807
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Health Care — 8.12%
$560	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	$564
175	Centene Escrow Corporation, Senior Notes, 6.125%, 02/15/24	Ba2	183
325	CHS/Community Health Systems, Inc., Senior Notes, 6.875%, 02/01/22	Caa1	226
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	B1	840
1,850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	B1	1,843
450	DPX Holdings BV, Senior Notes, 7.50%, 02/01/22 (g)	Caa2	474
575	Endo Finance LLC, Senior Notes, 6.50%, 02/01/25 (g)	B3	479
150	HCA, Inc., Senior Notes, 5%, 03/15/24	Ba1	154
1,625	HCA, Inc., Senior Notes, 5.25%, 06/15/26	Ba1	1,680
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	B1	283
800	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	700
625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20	B3	622
850	Kinetic Concepts, Senior Notes, 9.625%, 10/01/21 (g)	Caa1	898
225	Kinetic Concepts, Senior Notes, 12.50%, 11/01/19	Caa2	234
450	Molina Healthcare, Inc., Senior Notes, 5.375%, 11/15/22	Ba3	455
225	MPH Acquisition Holdings, Senior Notes, 7.125%, 06/01/24 (g)	Caa1	236
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	471

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Ortho-Clinical Diagnostics SA, Senior Notes, 6.625%, 05/15/22 (g)	Caa2	$398
425	Surgery Center Holdings, Senior Notes, 8.875%, 04/15/21 (g)	Caa2	452
575	Synlab Bondco PLC, Senior Notes, 6.25%, 07/01/22(g) (EUR)	B2	659
250	Synlab Bondco PLC, Senior Notes, 8.25%, 07/01/23 (g) (EUR)	Caa1	286
75	Tenet Healthcare Corporation, Senior Notes, 4.463%, 06/15/20	Ba3	76
1,332	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	Caa1	1,172
275	Tenet Healthcare Corporation, Senior Notes, 7.50%, 01/01/22 (g)	Ba3	287
900	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	848
675	Valeant Pharmaceuticals International, Senior Notes, 5.375%, 03/15/20 (g)	Caa1	570
2,300	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	Caa1	1,972
350	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/21 (g)	Caa1	291
825	Valeant Pharmaceuticals International, Senior Notes, 7%, 10/01/20 (g)	Caa1	711
825	Valeant Pharmaceuticals International, Senior Notes, 7.50%, 07/15/21 (g)	Caa1	697
			18,761
Information Technology — 5.75%
1,150	Advanced Micro Devices, Inc., Senior Notes, 7%, 07/01/24	Caa2	1,196
200	Advanced Micro Devices, Inc., Senior Notes, 7.50%, 08/15/22	Caa2	217
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,700	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	$1,719
875	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	B1	923
325	Diamond 1 Finance Corporation, Senior Notes, 5.875%, 06/15/21 (g)	Ba2	346
525	Diamond 1 Finance Corporation, Senior Notes, 7.125%, 06/15/24 (g)	Ba2	580
350	Match Group, Inc., Senior Notes, 6.375%, 06/01/24	Ba3	370
575	Match Group, Inc., Senior Notes, 6.75%, 12/15/22	Ba3	604
350	Micron Technology, Inc., Senior Notes, 5.25%, 08/01/23 (g)	Ba3	351
675	Microsemi Corporation, Senior Notes, 9.125%, 04/15/23 (g)	B2	786
575	RP Crown Parent LLC, Senior Notes, 7.375%, 10/15/24 (g)	Caa1	595
350	SS&C Technologies Holdings, Inc., Senior Notes, 5.875%, 07/15/23	B3	363
800	Veritas Bermuda Ltd., Senior Notes, 7.50%, 02/01/23 (g)	B2	755
400	Veritas Bermuda Ltd., Senior Notes, 10.50%, 02/01/24 (g)	Caa2	365
1,000	Western Digital Corporation, Senior Notes, 7.375%, 04/01/23 (g)	Ba1	1,106
1,964	Western Digital Corporation, Senior Notes, 10.50%, 04/01/24 (g)	Ba2	2,318
650	Zebra Technologies Corporation, Senior Notes, 7.25%, 10/15/22	B2	705
			13,299
Lodging — .97%
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21	Ba3	876

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,325	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	$1,371
			2,247
Manufacturing — 2.77%
700	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa3	585
825	Apex Tool Group, Senior Notes, 7%, 02/01/21 (g)	Caa1	738
700	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa2	698
150	Manitowoc Food Service, Senior Notes, 9.50%, 02/15/24	Caa1	174
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	618
700	Pfleiderer GmbH, Senior Notes, 7.875%, 08/01/19 (EUR)	B3	768
700	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	729
700	SPX Flow, Inc, Senior Notes, 5.625%, 08/15/24 (g)	B1	705
700	SPX Flow, Inc, Senior Notes, 5.875%, 08/15/26 (g)	B1	700
675	Terex Corporation, Senior Notes, 6%, 05/15/21	B2	694
			6,409
Metals & Mining — 8.89%
225	AK Steel Corporation, Senior Notes, 7.625%, 05/15/20	Caa1	231
100	AK Steel Corporation, Senior Notes, 7.625%, 10/01/21	Caa1	107
300	Alcoa Nederland Holding B.V., Senior Notes, 6.75%, 09/30/24 (g)	Ba3	325
200	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba3	219
300	Aleris International, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	322
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Aleris International, Inc., Senior Notes, 9.50%, 04/01/21	Caa2	$274
825	BlueScope Steel (Finance) Limited, Senior Notes, 6.50%, 05/15/21 (g)	Ba1	870
1,125	Constellium NV, Senior Notes, 7.875%, 04/01/21 (g)	B2	1,204
250	Constellium NV, Senior Notes, 8%, 01/15/23 (g)	Caa1	260
1,175	FMG Resources, Senior Notes, 9.75%, 03/01/22 (g)	Ba1	1,357
475	Freeport McMoran, Inc., Senior Notes, 2.375%, 03/15/18	B1	471
325	Freeport McMoran, Inc., Senior Notes, 4%, 11/14/21	B1	316
450	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	B1	380
600	Grinding Media, Inc., Senior Notes, 7.375%, 12/15/23 (g)	B2	630
300	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	311
1,450	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	1,512
825	Lundin Mining Corporation, Senior Notes, 7.50%, 11/01/20 (g)	B1	878
274	Lundin Mining Corporation, Senior Notes, 7.875%, 11/01/22 (g)	B1	298
1,125	New Gold Inc., Senior Notes, 6.25%, 11/15/22 (g)	B3	1,153
325	Novelis, Inc., Senior Notes, 5.875%, 09/30/26 (g)	B2	328
1,617	Novelis, Inc., Senior Notes, 6.25%, 08/15/24 (g)	B2	1,706
275	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (EUR)	Caa1	314
875	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (g) (EUR)	Caa1	999

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,550	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	$1,707
325	Teck Resources Limited, Senior Notes, 8%, 06/01/21 (g)	Ba3	356
100	United States Steel Corporation, Senior Notes, 6.875%, 04/01/21	Caa1	101
75	United States Steel Corporation, Senior Notes, 7.375%, 04/01/20	Caa1	80
616	Vale Overseas Limited, Senior Notes, 5.875%, 06/10/21	Ba3	643
625	Vale Overseas Limited, Senior Notes, 6.25%, 08/10/26	Ba3	652
1,460	Wise Metals Group L.L.C., Senior Notes, 8.75%, 12/15/18 (g)	Caa3	1,511
925	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	Caa1	1,029
			20,544
Other Telecommunications — 3.62%
1,250	Century Link Inc., Senior Notes, 7.50%, 04/01/24	Ba3	1,311
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	499
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	259
875	Frontier Communications, Inc., Senior Notes, 8.875%, 09/15/20	B1	932
750	Frontier Communications, Inc., Senior Notes, 10.50%, 09/15/22	B1	791
675	Inception Merger Sub, Inc., Senior Notes, 8.625%, 11/15/24 (g)	B3	714
350	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B2	359
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26 (g)	B1	222
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,725	Level 3 Financing, Inc., Senior Notes, 5.375%, 01/15/24	B1	$1,744
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	B1	279
250	Level 3 Financing, Inc., Senior Notes, 5.625%, 02/01/23	B1	256
950	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	988
			8,354
Publishing — .51%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	241
325	Harland Clarke Holdings Corporation, Senior Notes, 9.75%, 08/01/18 (g)	B1	332
600	McGraw Hill Global, Senior Notes, 7.875%, 05/15/24 (g)	B3	605
			1,178
Real Estate Investment Trust Securities — .11%
250	VEREIT Operating Partnership, L.P., Senior Securities, 4.125%, 06/01/21	Ba1	254
Restaurants — 1.30%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	435
1,225	KFC Holding Company, Senior Notes, 5%, 06/01/24 (g)	B1	1,251
450	KFC Holding Company, Senior Notes, 5.25%, 06/01/26 (g)	B1	457
300	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	293
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	568
			3,004

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Retail — 2.95%
$150	Claire's Stores, Inc., Senior Subordinated Notes, 10.50%, 06/01/17	C	$75
550	JC Penney Corporation, Inc., Senior Notes, 5.875%, 07/01/23 (g)	Ba2	567
750	JC Penney Corporation, Inc., Senior Notes, 8.125%, 10/01/19	B3	809
1,775	JoAnn Stores Holdings, Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	1,693
258	JoAnn Stores LLC, Senior Notes, 8.125%, 03/15/19 (g)(e)	(e)	256
400	Kirk Beauty One GmbH, Senior Notes, 8.75%, 07/15/23 (g) (EUR)	Caa1	461
625	New Look Secured Issuer Plc, Senior Notes, 6.50%, 07/01/22 (g)(GBP)	B1	734
125	New Look Senior Issuer Plc, Senior Notes, 8%, 07/01/23 (g)(GBP)	Caa1	132
1,150	PetSmart, Inc., Senior Notes, 7.125%, 03/15/23 (g)	B3	1,173
925	The Men's Warehouse, Inc., Senior Notes, 7%, 07/01/22	B2	909
			6,809
Satellites — 2.59%
1,075	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26 (g)	B3	1,080
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	851
825	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20	Caa2	639
1,900	Intelsat Jackson Holdings Ltd., Senior Notes, 8%, 02/15/24 (g)	B1	1,952
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,300	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	$1,451
			5,973
Services — 7.46%
75	The ADT Corporation, Senior Notes, 4.125%, 06/15/23	Ba2	72
475	The ADT Corporation, Senior Notes, 4.875%, 07/15/32 (g)	Ba2	390
600	The ADT Corporation, Senior Notes, 6.25%, 10/15/21	Ba2	651
700	Advanced Disposal Services, Inc., Senior Notes, 5.625%, 11/15/24 (g)	Caa1	698
550	Alliance Data Systems Company, Senior Notes, 5.375%, 08/01/22 (g)	(e)	529
550	Alliance Data Systems Company, Senior Notes, 5.875%, 11/01/21 (g)	(e)	556
825	Avis Budget Car, Senior Notes, 5.25%, 03/15/25 (g)	B1	769
541	BLK Knight Infoserve, Senior Notes, 5.75%, 04/15/23	Baa3	565
675	Blueline Rental Finance, Senior Notes, 7%, 02/01/19 (g)	B3	662
200	Carlson Travel Inc., Senior Notes, 6.75%, 12/15/23 (g)	B2	208
1,625	CEB, Inc., Senior Notes, 5.625%, 06/15/23 (g)	B1	1,576
750	First Data Corporation, Senior Notes, 5.375%, 08/15/23 (g)	Ba3	774
4,425	First Data Corporation, Senior Notes, 7%, 12/01/23 (g)	B3	4,729
675	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	711
450	Iron Mountain Canada, Senior Notes, 5.375%, 09/15/23 (g) (CAD)	Ba3	340
425	MSCI, Inc., Senior Notes, 5.25%, 11/15/24 (g)	Ba2	443

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$325	Nord Anglia Education Finance LLC, Senior Notes, 5.75%, 07/15/22 (g) (CHF)	B1	$337
300	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	327
950	Ritchie Bros. Auctioneers Inc., Senior Notes, 5.375%, 01/15/25 (g)	B2	969
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba2	230
650	Transworld Systems, Inc., Senior Notes, 9.50%, 08/15/21 (g)	Caa2	397
375	United Rentals (North America), Inc., Senior Notes, 5.50%, 05/15/27	B1	373
975	West Corporation, Senior Notes, 5.375%, 07/15/22 (g)	B3	941
			17,247
Supermarkets — 1.83%
725	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24 (g)	B3	758
450	Albertsons Companies, LLC, Senior Notes, 5.75%, 03/15/25 (g)	B3	444
325	New Albertson's Inc., Senior Notes, 7.45%, 08/01/29	(e)	308
200	New Albertson's Inc., Senior Notes, 8%, 05/01/31	(e)	192
1,510	Rite Aid Corporation, Senior Notes, 6.125%, 04/01/23 (g)	B3	1,627
850	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	B3	891
			4,220
Transportation — .33%
325	Kenan Advantage Group, Inc., Senior Notes, 7.875%, 07/31/23 (g)	Caa1	328
425	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	439
			767
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Utilities — 3.39%
$2,850	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba3	$2,893
400	AES Corporation, Senior Notes, 6%, 05/15/26	Ba3	406
625	Calpine Corporation, Senior Notes, 5.375%, 01/15/23	B2	611
775	DPL Inc., Senior Notes, 7.25%, 10/15/21	Ba3	794
1,150	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	1,156
275	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27 (g)	B1	260
1,350	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26 (g)	B1	1,347
250	TerraForm Power Operating LLC, Senior Notes, 6.375%, 02/01/23 (g)	Caa1	253
100	TerraForm Power Operating LLC, Senior Notes, 6.625%, 06/15/25 (g)	Caa1	103
			7,823
Wireless Communications — 5.96%
675	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g)(GBP)	B3	880
400	Digicel Group Limited, Senior Notes, 6%, 04/15/21 (g)	B1	362
250	Digicel Group Limited, Senior Notes, 7.125%, 04/01/22 (g)	Caa1	194
2,175	Digicel Group Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	1,860
500	OTE Plc, Senior Notes, 7.875%, 02/07/18 (EUR)	Caa2	557
825	Sable International Finance Limited, Senior Notes, 6.875%, 08/01/22 (g)	Ba3	866
1,075	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	Caa1	1,185
1,000	Sprint Communications, Inc., Senior Notes, 7%, 08/15/20	Caa1	1,059

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,725	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	Caa1	$2,113
1,500	Sprint Corporation, Senior Notes, 7.25%, 09/15/21	Caa1	1,594
325	TBG Global Pte. Ltd., Senior Notes, 5.25%, 02/10/22	(e)	324
275	T-Mobile, USA, Inc., Senior Notes, 6%, 04/15/24	Ba3	289
300	T-Mobile, USA, Inc., Senior Notes, 6.375%, 03/01/25	Ba3	320
175	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/24	Ba3	187
180	VB S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	186
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba2	314
1,425	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	Caa1	1,478
			13,768
	Total Corporate Debt Securities (Total cost of $303,978)		309,739
BANK DEBT SECURITIES — .23% (d)(f)
Energy — .23%
685	Hercules Offshore Inc., 10.50%, 05/06/20 (a)(b)	(e)	534
	Total Bank Debt Securities (Total cost of $492)		534
CONVERTIBLE DEBT SECURITIES — .13% (d)(f)
Energy — .13%
350	Comstock Resources, Inc., Senior Notes, 7.75%, 04/01/19	Caa3	293
	Total Convertible Debt Securities (Total cost of $297)		293
Shares		Moody's Rating (Unaudited)	Value (Note 1)
PREFERRED STOCK — .74% (d)(f)
Health Care — .18%
539	Allergan Plc, Convertible, 5.50%	(e)	$411
Utilities — .26%
12,550	Nextera Energy, Inc. 6.123%	(e)	615
Wireless Communications — .30%
2,207	American Tower Corporation, Convertible, 5.25%	(e)	231
2,159	American Tower Corporation, Convertible, 5.50%	(e)	225
2,476	T-Mobile US, Inc., Convertible, 5.50%	(e)	234
			690
	Total Preferred Stock (Total cost of $1,738)		1,716
COMMON STOCK — 1.94% (d)(f)
3,326	Crown Castle International Corp.		289
17,400	First Data Corporation (c)		247
3,000	Howard Hughes Corporation (c)		342
6,025	Liberty Broadband Corporation (c)		446
31,226	NRG Energy, Inc		383
2,900	Pacific Exploration & Production Corporation (c) (CAD)		127
6,750	Pacific Exploration & Production Corporation (c)		295
13,362	Pacific Exploration & Production Corporation (c)		585
26,400	Rowan Companies plc (c)		499
15,600	T-Mobile US, Inc. (c)		897
21,900	YPF S.A. ADR		361
			4,471
	Total Common Stock (Total cost of $5,284)		4,471
	TOTAL INVESTMENTS — 137.07% (d) (Total cost of $311,789)		316,753
	CASH AND OTHER ASSETS LESS LIABILITIES — (37.07)% (d)		(85,661)
	NET ASSETS — 100.00%		$231,092

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2016 — Continued (Dollar Amounts in Thousands)

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $231,092.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $189,351 as of December 31, 2016.

(CAD)  Canadian Dollar

(CHF)  Swiss Franc

(EUR)  Euro

(GBP)  British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2016
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $311,789 see Schedule of Investments and Note 1)	$316,753
CASH	2,182
RECEIVABLES:
Interest and dividends	5,653
PREPAID EXPENSES	94
UNREALIZED GAIN ON FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	50
Total assets	$324,732
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Dividend on common stock	2,342
Interest on loan (Note 4)	17
ACCRUED EXPENSES (Note 3)	254
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	27
Total liabilities	$93,640
Net Assets	$231,092
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	266,442
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	444
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(41,015)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	4,987
Net Assets Applicable To Common Stock (Equivalent to $9.89 per share, based on 23,368,918 shares outstanding)	$231,092

Statement of Operations
For the Year Ended
December 31, 2016 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$21,028
Dividend income	127
Other income	271
Total investment income	$21,426
Expenses:
Cost of leverage:
Interest expense (Note 4)	$1,217
Loan fees (Note 4)	20
Total cost of leverage	$1,237
Professional services:
Investment Advisor (Note 3)	$1,072
Custodian and transfer agent	334
Legal	307
Audit	59
Total professional services	$1,772
Administrative:
General administrative (Note 6)	$466
Directors	313
Insurance	135
Shareholder communications	38
Miscellaneous	31
NYSE	25
Total administrative	$1,008
Total expenses	$4,017
Net investment income	$17,409
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(1,719)
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	$26,581
Net gain on investments	$24,862
Net increase in net assets resulting from operations	$42,271

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
From Operations:
Net investment income	$17,409	$17,773
Realized loss on investments and currencies, net	(1,719)	(8,653)
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	26,581	(19,470)
Net increase (decrease) in net assets resulting from operations	$42,271	$(10,350)
Distributions to Common Stockholders:
From net investment income ($.76 and $.81 per share in 2016 and 2015, respectively)	$(17,702)	$(18,869)
Total net increase (decrease) in net assets	$24,569	$(29,219)
Net Assets Applicable to Common Stock:
Beginning of period	$206,523	$235,742
End of period (Including $444 and $82 of undistributed net investment income at December 31, 2016 and December 31, 2015, respectively)	$231,092	$206,523

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE:
Beginning of period	$8.84	$10.09	$10.58	$10.49	$9.58
NET INVESTMENT INCOME	.75	.76	.80	.83	.93
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	1.06	(1.20)	(.45)	.12	.96
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	—	—	(.01)
TOTAL FROM INVESTMENT OPERATIONS	1.81	(.44)	.35	.95	1.88
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.76)	(.81)	(.84)	(.86)	(.97)
TOTAL DISTRIBUTIONS	(.76)	(.81)	(.84)	(.86)	(.97)

NET ASSET VALUE:

End of period	$9.89	$8.84	$10.09	$10.58	$10.49

PER SHARE MARKET VALUE:

End of period	$9.26	$7.66	$8,94	$9.65	$10.45
TOTAL INVESTMENT RETURN†	31.68%	(5.68)%	1.02%	.73%	12.18%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2016	2015	2014	2013	2012
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$231,092	$206,523	$235,742	$247,288	$244,631
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.55%	.42%	.40%	.43%	.06%
Ratio of preferred and other leverage expenses to average net assets*	.01%	.01%	—	—	.04%
Ratio of operating expenses to average net assets*	1.26%	1.20%	1.14%	1.23%	1.38%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.82%	1.63%	1.54%	1.66%	1.48%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.90%	7.65%	7.41%	7.82%	9.07%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	—	—	—	1.13%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—	—	—	—	6.94%
PORTFOLIO TURNOVER RATE	77.10%	71.73%	48.26%	63.65%	69.91%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2016	2015	2014	2013	2012
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$80,000,000	$90,000,000	$100,000,000	$85,425,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,539	$3,582	$3,619	$3,473	$3,864
Credit Agreement Asset Coverage (2)	354%	358%	362%	347%	386%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2016
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(243,950)
Sales of portfolio securities	232,320
Net purchases, sales and maturities of short-term securities	23
Interest and dividends received	20,780
Operating expenses paid	(4,059)
Net cash provided by operating activities	$5,114
Cash Flows From Financing Activities:
Credit facility increase	11,000
Common stock dividends	(17,600)
Net cash used by financing activities	$(6,600)
Net Decrease in Cash	$(1,486)
Cash at Beginning of Period	3,668
Cash at End of Period	$2,182
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(243,950)
Sales of portfolio securities	232,320
Net purchases, sales and maturities of short-term securities	23
Net increase in net assets resulting from operations	42,271
Amortization of interest	(270)
Net realized loss on investments and currencies	1,719
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	(26,581)
Increase in interest and dividend receivable	(376)
Decrease in prepaid expenses	1
Decrease in accrued expenses and other payables	(43)
Net cash provided by operating activities	$5,114

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2016

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2016

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2016

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$310,566	$—	$310,566
Preferred Stock
Health Care	411	—	—	411
Utilities	615	—	—	615
Wireless Communications	690	—	—	690
Common Stock
Building & Real Estate	342	—	—	342
Cable	446	—	—	446
Energy	1,867	—	—	1,867
Services	247	—	—	247
Utilities	383	—	—	383
Wireless Communications	1,186	—	—	1,186
Total Investments	$6,187	$310,566	$—	$316,753

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2016

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$33	$—	$33

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2016, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At December 31, 2016, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $311,935,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $11,304,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $6,485,000. Net unrealized gain on investments for tax purposes at December 31, 2016 was approximately $4,819,000.

At December 31, 2016, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$26,830,000		December 31, 2017
6,668,000	Short-term	None
7,480,000	Long-term	None
$40,978,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2015 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2016, the Fund had total capital loss carryforwards of $40,978,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2016 and 2015 of approximately $17,702,000 and $18,869,000, respectively, was from ordinary income.

As of December 31, 2016, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$585,000
Unrealized Gain Investments and Currencies	4,809,000
Capital Losses Carry Forward	(40,978,000)
$(35,584,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and recognition of unrealized gain on currency forward contracts. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2016, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$655,000
Capital in excess of par value	$(2,079,000)
Accumulated net realized loss from securities transactions	$1,424,000

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2016

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund's 2016 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,072,000 in management fees during the year ended December 31, 2016. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At

December 31, 2016, the fee payable to T. Rowe Price was approximately $95,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. During the year ended December 31, 2016 the Fund had a net loan increase of $11,000,000. On December 31, 2016 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2017. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.66% and will be in effect until January 31, 2017 at which time the rate will be reset. For the year ended December 31, 2016 the weighted average rate on the loan was approximately 1.40% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2016 the Fund paid approximately $20,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2016 were approximately:

Cost of purchases	$243,870,000
Proceeds of sales or maturities	$230,803,000

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2016

(6) Related Party Transactions

The Fund paid approximately $211,000 during the year ended December 31, 2016 to an officer of the Fund for the provision of certain administrative services.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2016 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Royal Bank of Scotland	1/13/17	GBP	100	$123	$122	$1
Bank of America	1/13/17	GBP	(268)	342	330	12
Citibank	1/13/17	GBP	(2,467)	3,025	3,041	(16)
Barclays	1/13/17	GBP	(153)	187	188	(1)
Bank of America	1/13/17	GBP	(106)	133	131	2
Citibank	2/15/17	CHF	(346)	347	341	6
Citibank	2/24/17	EUR	(9,565)	10,115	10,093	22
Royal Bank of Canada	3/31/17	CAD	(2,100)	1,573	1,566	7
Net unrealized gain on open forward currency exchange contracts						$33

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2016

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2016 was as follows:

	Asset Derivatives December 31, 2016
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$50
	Unrealized loss on currency and forward currency exchange contracts	(17)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2016 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$1,403
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$(372)

(8) Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)". The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those years. Management has adopted this pronouncement and there is no impact on the Fund's financial statements and related disclosures.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2016, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers and other alternate procedures when broker confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2016, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 17, 2017

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a registered fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On October 20, 2016, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. Prior to taking this action, the Directors reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about the Adviser's organization, operations and personnel; the services the Adviser provides to the Fund; the Adviser's portfolio management practices; and the performance and the expenses of the Fund relative to other high yield debt funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information regarding the Fund and the Adviser provided throughout the year at meetings of the Board and its committees.

Based on all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor), the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In the course of their deliberations, the Directors also evaluated, among other things: (a) the nature, extent and quality of services rendered by the Adviser in prior years; (b) the Adviser's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) the Adviser's dedication to maintaining appropriate compliance programs with respect to the Fund. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach in managing high yield investments is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) the Adviser has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of comparable leveraged closed-end high yield debt funds identified by an independent data provider; (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by the Adviser; and (c) various third-party indices tracking the high yield debt market. The Directors also took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements for the Fund's credit facility. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been satisfactory given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of comparable leveraged closed-end high yield debt funds selected by an independent data provider. The Directors also considered the fees charged by the Adviser to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the Fund's performance, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Directors considered information provided by the Adviser with respect to the profitability of its investment advisory business, while acknowledging the Adviser's representations as to the difficulty of measuring the specific profitability to the Adviser of its relationship with the Fund. The Directors took into account that the Adviser's initial selection by the Fund's Board was conducted on an arm's length basis through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement had likewise been conducted on an arm's length basis. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer or employee of the Adviser or any of its affiliates. On the basis of the foregoing, and taking into account the nature extent and quality of the services rendered to the Fund by the Adviser, the Directors concluded that the profits realized by the Adviser are reasonable.

Fallout Benefits. On the basis of information provided by the Adviser and the other factors noted above, the Board concluded that the Adviser did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee. Accordingly, the Directors determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Directors considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Directors concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 17, 2017

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Robert F. Birch DOB: 3/12/36	Lead Director Since 2013 Director since 1992	President of The New America High Income Fund, Inc. (1992-April 2013), Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (public relations firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).
Joseph L. Bower DOB: 09/21/38	Director since 1988

Professor, Harvard Business School 1963-2014 – as Donald K. David Professor of Business Administration 1986-2007; Baker Foundation Professor 2007-2014; and Donald K. David Professor Emeritus since July 2014. Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs, Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992, Brown Shoe 1982-2012, and Loews Corporation since 2002. Life Trustee of New England Conservatory of Music
Bernard J. Korman DOB: 10/13/31	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010);

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993 and Chairman since 2004.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 17, 2017 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Stuart A. McFarland DOB: 04/05/47	Director since 2013

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp (2004-2007); Director, Brandywine Funds (2001-2013); President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) (1999-2003); EVP and General Manager, GE Capital Mortgage Services (1990-1996); President and CEO, GE Capital Asset Management Corporation (1990-1996); President and CEO, Skyline Financial Services Corp. (1988-1990) President and CEO, National Permanent Federal Savings Bank (1986-1988). Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) (1980-1985); and President and Director, Ticor Mortgage Insurance Company (1972-1980).

Director, Brookfield Funds (7 funds) since 2008; Director, United Guaranty Corporation 2011-2016; Director New Senior Investment Group since 2014; Director, Drive Shack (golf course management and entertainment) since 2002 (prior to 2017 operated as Newcastle Investment Corp., a real estate investment trust).

Marguerite A. Piret DOB: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury Piret Company (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds (46 funds) since 1980.
Oleg M. Pohotsky DOB: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Bank (1991-2002); General Partner, Strategic Capital Associates (1989-1991).

Director, Avangardco Investments Public Holdings (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund since 2014 and Tekla World Healthcare Fund since 2015.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 17, 2017 — Continued

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] DOB: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2016

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2016 and December 31, 2015. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2016, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2016 financial statements and review of the 2016 semi-annual financial statements totaled $51,000. Those fees for fiscal 2015 were $50,300.

Audit-Related Fees.  In fiscal 2016 and fiscal 2015, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2016, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,500. For fiscal 2015 those fees were $7,400.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2016 or 2015.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2016 or 2015.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Robert F. Birch, Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM. 7

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day

TRP 2016 Proxy Voting Policies and Procedures.doc
Updated: February 2016

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operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

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Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any

3

independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are

4

receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one

5

and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there

6

is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Mark J. Vaselkiv.  Mr. Vaselkiv has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. Mr. Vaselkiv has been chairman of the Committee since 2015.  He has served as portfolio manager since 2015.  His biography is as follows:

Mark Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. He is a portfolio manager in the Fixed Income Division and head of the Global High Yield team. Mark is a member of both the Fixed Income Steering Committee and the firm’s Asset Allocation Committee. He is president and chairman of the Investment Advisory Committees for the High Yield and Institutional High Yield Funds. Mark also is co-portfolio manager and cochairman of the Investment Advisory Committee for the Global High Income Bond Fund and president of the Floating Rate and Institutional Income Funds. In addition to his existing portfolio management and leadership responsibilities, effective April 1, 2017, Mark will become chief investment officer of Fixed Income, with a focus on fixed income investing. Prior to joining T. Rowe Price in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., in New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University, Leonard N. Stern School of Business.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	5	$11,970.6 million
• other pooled investment vehicles:	3	$2,415.9 million
• other accounts:	1	$160.5 million

As of 12/31/2016.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and common trust funds.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the section below, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T.

Item 8(a)(3)

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None

* As of 12/31/2016.

Item 8(b) — Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 3, 2017

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 3, 2017